CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Evergreen Money Market Trust


We consent to the use of our reports:

     Dated October 16, 1996 for Evergreen Pennsylvania Tax-Free Money Market Fund; and

     Dated   October  16,  1996  for  Evergreen   Treasury   Money  Market  Fund
incorporated by reference herein.



                                     /s/ KPMG Peat Marwick LLP
                                     KPMG Peat Marwick LLP



Boston, Massachusetts
December 12, 1997